Exhibit 10.1

LIMITED WAIVER AND AMENDMENT NO. 7 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Limited Waiver and Amendment No. 7 to Second Amended and Restated Credit Agreement ("Agreement") dated as of January 29, 2016 ("Effective Date"), is among Gastar Exploration Inc., a Delaware corporation ("Borrower"), the Lenders (as defined below) party hereto constituting the Required Lenders, and Wells Fargo Bank, National Association, as administrative agent for such Lenders (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent"), as swing line lender (in such capacity, the "Swing Line Lender"), as issuing lender (in such capacity, the "Issuing Lender").

RECITALS

A.The Borrower is party to that certain Second Amended and Restated Credit Agreement dated as of June 7, 2013, among the Borrower, the lenders thereto from time to time (the "Lenders"), the Administrative Agent, the Collateral Agent, the Swing Line Lender, and the Issuing Lender, as heretofore amended, restated, supplemented or otherwise modified (as so amended, restated, supplemented or otherwise modified, the "Credit Agreement"; defined terms of which are used herein unless otherwise defined herein).

B.On December 31, 2015, the Borrower made cash dividends on account of the Borrower Series A Preferred Shares and the Borrower Series B Preferred Shares in an amount equal to $1,206,108.08 (the “Cash Distributions”), and, at the time the Cash Distributions were made, Availability was less than five percent of the Borrowing Base then in effect and the Potential Leverage Defaults (as defined below) may have occurred.  The making of the Cash Distributions when Availability is less than five percent of the Borrowing Base then in effect or when a Default exists would result in a breach of Section 6.05(a) of the Credit Agreement (the “Cash Default”).

C.On January 28, 2016, the Borrower issued, as a dividend on the Borrower’s issued and outstanding shares of common stock, the right to purchase Series C Junior Participating Preferred Stock, the certificate of designation of which was posted with the Borrower’s 8-K filings on January 19, 2016 (such right, the “Purchase Rights”).  The issuance of such Purchase Rights as a dividend results in a breach of Section 6.05 of the Credit Agreement (the “Series C Default”).

D.On December 31, 2015 the Borrower may have been unable (i) to cause its Leverage Ratio to be equal to or less than 5.25 to 1.00 as required under Section 6.17 of the Credit Agreement and (ii) to cause its Senior Secured Leverage Ratio to be equal to or less than 2.25 to 1.00 as required under Section 6.25 of the Credit Agreement (together, the “Potential Leverage Defaults” and each a “Potential Leverage Default”; and together with the Cash Default and the Series C Default, the “Existing Defaults”).

E.The Borrower has requested that the Required Lenders (i) temporarily waive the Potential Leverage Defaults, (ii) permanently waive the Cash Default and the Series C Default (the “Equity Defaults”), and (iii) amend the Credit Agreement, in each case, as provided herein.

THEREFORE, the Borrower, the Required Lenders, the Issuing Lender, the Swing Line Lender, the Collateral Agent, and the Administrative Agent hereby agree as follows:

Section 1.Defined Terms; Interpretation.  As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.  The

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words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement.  Article, Section, subsection and Exhibit references herein are to such Articles, Sections, subsections and Exhibits of this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.  Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular.  Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.  Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

Section 2.Acknowledgment and Waivers.

(a)The Borrower hereby acknowledges and agrees that (i) each of the Potential Leverage Defaults, if any of them have occurred, would constitute an Event of Default for all purposes under the Loan Documents, and (ii) the Equity Defaults are Events of Default for all purposes under the Loan Documents.

(b)Subject to the terms and conditions of this Agreement, the Required Lenders hereby agree to temporarily waive the Potential Leverage Defaults until the date (the “Waiver Termination Date”) that is the earlier to occur of (i) March 10, 2016, and (ii) the date of the occurrence of a Waiver Termination Event (as defined below).   Any of the following shall constitute a “Waiver Termination Event” under this Agreement:

(A)any Default or Event of Default (other than the Existing Defaults); and

(B)the Borrower’s failure to provide to the Administrative Agent, on or before 5:00 p.m. Houston, Texas time, on February 10, 2016, a calculation of the Borrower’s consolidated cash flow forecast and financial projections for the fiscal year ending December 31, 2016 in such form and with such detail as reasonably acceptable to the Administrative Agent; and

(C)the Borrower’s failure to provide to the Administrative Agent, on or before 5:00 p.m. Houston, Texas time, on February 10, 2016, fully executed, notarized and completed Mortgages or supplements to an existing Mortgage, each in form and substance reasonably satisfactory to the Administrative Agent, in order for the Collateral Agent to have an Acceptable Security Interest in at least 95% (by value) of the Proven Reserves attributable to the Oil and Gas Properties of the Borrower and its Subsidiaries.

(c)Subject to the terms and conditions of this Agreement, the Required Lenders hereby agree to permanently waive the Equity Defaults.

(d)The waivers by the Lenders described above are contingent upon the satisfaction of the conditions precedent set forth in Section 5 below and are limited to the Existing Defaults.  Such waivers are limited to the extent expressly described herein and shall not be construed to be a consent to or a permanent waiver of noncompliance with Section 6.05, Section 6.17 or Section 6.25 or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents.

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(e)The Lender Parties expressly reserve (i) the right to exercise any rights and remedies available to them in connection with the Potential Leverage Defaults on and after the Waiver Termination Date and (ii) the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to the Credit Agreement (other than the Equity Defaults) or any other provision of any Credit Document.  The waiver by the Lenders of the Potential Leverage Defaults described in Section 2(b) above is temporary in nature and the Potential Leverage Defaults shall, to the extent they have occurred and unless otherwise waived by the Required Lenders, be immediately and automatically reinstated on the Waiver Termination Date and shall constitute an "Event of Default" under the Credit Agreement and the other Loan Documents.

(f)Each Loan Party hereby further agrees and acknowledges that (i) the Potential Leverage Defaults have not been permanently waived as a result of this Agreement and that such waiver is temporary in nature, and (ii) from and after the Waiver Termination Date, all rights and remedies of the Lender Parties enjoined as a result of this Section 2 as to the Potential Leverage Defaults shall, unless otherwise waived by the Required Lenders, be reinstated.

(g)The descriptions herein of the Existing Defaults are based upon the information provided to the Lenders on or prior to the date hereof and shall not be deemed to exclude the existence of any other Defaults or Events of Default.  The failure of the Lenders to give notice to any Loan Party of any such other Defaults or Events of Default is not intended to be nor shall be a waiver thereof.  Each Loan Party hereby agrees and acknowledges that the Lenders require and will require strict performance by the Loan Parties of all of their respective obligations, agreements and covenants contained in the Credit Agreement and the other Loan Documents, and no inaction or action by the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, or any Lender regarding any Default or Event of Default (including but not limited to the Existing Defaults) under any of the Loan Documents is intended to be or shall be a waiver thereof other than the temporary or permanent waiver, as applicable, of the Existing Defaults expressly provided for in this Section 2.  Each Loan Party hereby also agrees and acknowledges that no course of dealing and no delay in exercising any right, power, or remedy conferred to any Lender in the Credit Agreement or in any other Loan Document or now or hereafter existing at law, in equity, by statute, or otherwise shall operate as a waiver of or otherwise prejudice any such right, power, or remedy (collectively, the "Lender Rights").  For the avoidance of doubt, each Loan Party also agrees and acknowledges that neither the waiver provided in this Agreement nor any other waiver provided by the Lenders prior to the date hereof shall operate as a waiver of or otherwise prejudice any of the Lender Rights other than the temporary or permanent waiver, as applicable, of the Existing Defaults expressly provided for in this Section 2.

Section 3.Amendments to Credit Agreement.

(a)Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended by replacing the defined term “Restricted Payments” in its entirety with the following:

“Restricted Payment” means, with respect to any Person, (a) any direct or indirect dividend or distribution (whether in cash, securities or other Property) or any direct or indirect payment of any kind or character (whether in cash, securities or other Property) in consideration for or otherwise in connection with any retirement, purchase, redemption or other acquisition of any Equity Interest of such Person, or any options, warrants or rights to purchase or acquire any such Equity Interest of such Person or (b) principal or interest payments (in cash, Property or otherwise) on, or redemptions of, subordinated debt of such Person; provided that the term “Restricted Payment” shall not include any

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dividend or distribution payable solely (i) in common Equity Interests or Borrower Series C Preferred Shares of such Person or warrants, options or other rights to purchase such Equity Interests, or (ii) in rights to purchase preferred Equity Interests of the Borrower in connection with a “poison pill” so long as such preferred Equity Interests are not redeemable for cash and the other terms of such preferred Equity Interests are substantially similar to those of the Borrower Series C Preferred Shares or are otherwise acceptable to the Administrative Agent.

(b)Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby further amended by adding the following term to appear in alphabetical order therein:

“Borrower Series C Preferred Shares” means shares of Series C Junior Participating Preferred Stock of the Borrower, the certificate of designations of which was posted with the Borrower’s 8-K filings on January 19, 2016.

(c)Each reference to “85% (by value)” found in Section 2.02 (Borrowing Base), Section 5.01 (Compliance with Laws, Etc.) and Section 5.08 (Agreement to Pledge) of the Credit Agreement is hereby replaced with the following:

85% (by value) (and from and after February 10, 2016 at least 95% (by value))

(d)Section 6.23 (Equity Interests) of the Credit Agreement is hereby amended by replacing it in its entirety with the following:

Section 6.23Equity Interests.  Except for (i) the initial issuance of the Borrower Series B Preferred Shares, (ii) issuances of Borrower Series A Preferred Shares and/or Borrower Series B Preferred Shares to pay dividends as permitted by Section 6.05(b), and (iii) issuances of Borrower Series C Preferred Shares, in each case, that does not otherwise constitute Indebtedness, no Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries to, issue any preferred Equity Interests (whether for value or otherwise).

Section 4.Representations and Warranties.  The Borrower represents, warrants, acknowledges and agrees that: (a) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof; (b) after giving effect to this Agreement, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate power and authority of Borrower and have been duly authorized by appropriate corporate action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Administrative Agent has an Acceptable Security Interest in at least 85% (by value) of the Proven Reserves attributable to the Oil and Gas Properties of the Borrower and its Subsidiaries.

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Section 5.Conditions to Effectiveness.  This Agreement and the waivers provided herein shall become effective and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)the Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement executed by the Borrower, the Administrative Agent, and the Required Lenders;

(b)Availability on the date hereof, after giving effect to the optional prepayment of the Revolving Advances in the amount of $10,000,000 made by the Borrower on January 19, 2016, shall be equal to or greater than five percent of the Borrowing Base in effect on the date hereof; and

(c)the Borrower shall have paid all reasonable fees and expenses of the Administrative Agent's outside legal counsel and other consultants pursuant to all invoices presented for payment prior to the date hereof.

Section 6.Effect on Loan Documents; Acknowledgments.

(a)The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment and each Loan Party hereby waives any defense, offset, counterclaim or recoupment with respect thereto.

(b)The Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents.  Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents (including the Existing Defaults, except to the extent of the temporary or permanent waiver, as applicable and provided for herein), (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, or any Lender to collect the full amounts owing to them under the Loan Documents.

(c)Each of the Borrower, the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, and all other Loan Documents are and remain in full force and effect, and the Borrower acknowledges and agrees that its liabilities under the Credit Agreement and the other Loan Documents are not impaired in any respect by this Agreement.

(d)From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended prior hereto as described in the recitals, and by this Agreement.

(e)This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 7.Reaffirmation.  The Borrower (a) represents and warrants that it has no defenses to the enforcement of any Security Document to which it is a party, (b) reaffirms the terms of and its

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obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented, or otherwise modified heretofore, hereby and from time to time hereafter, and such other amounts in accordance with the terms of such Security Document, and (c) acknowledges, represents, warrants and agrees that the liens and security interests granted by it pursuant to the Security Documents are valid and subsisting and create a security interest to secure the Secured Obligations and are first priority, fully enforceable, non-avoidable and duly perfected Liens as required therein.

Section 8.Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Agreement may be executed by facsimile or email (i.e., PDF) signature and all such signatures shall be effective as originals.

Section 9.Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Issuing Lender, the Swing Line Lender, the Collateral Agent, and the Administrative Agent and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 10.Invalidity.  In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 11.Governing Law.  This Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such state, without regard to conflicts of laws principles (other than Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York).

Section 12.Waiver of Jury.  THE BORROWER, THE LENDERS, THE ISSUING LENDER, AND THE AGENTS HEREBY ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED BY AND HAVE CONSULTED WITH COUNSEL OF THEIR CHOICE, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 13.Entire Agreement. This AGREEMENT, the Credit Agreement, as amended by this agreement, the Notes, and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

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EXECUTED effective as of the date first above written.

BORROWER:

GASTAR EXPLORATION INC.

By:  /s/ Michael A. Gerlich

Michael A. Gerlich

Senior Vice President, Chief Financial Officer, and Corporate Secretary

Signature Page to Limited Waiver and Amendment No. 7 to Second Amended and Restated Credit Agreement

(Gastar Exploration Inc.)

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ADMINISTRATIVE AGENT/COLLATERAL AGENT/ISSUING LENDER/SWING LINE LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:  /s/ Stephanie Harrell

Stephanie Harrell

Vice President

Signature Page to Limited Waiver and Amendment No. 7 to Second Amended and Restated Credit Agreement

(Gastar Exploration Inc.)

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LENDER:

COMERICA BANK

By:  /s/ William Robinson

Name:  William Robinson

Title:  Senior Vice President

Signature Page to Limited Waiver and Amendment No. 7 to Second Amended and Restated Credit Agreement

(Gastar Exploration Inc.)

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LENDER:

IBERIABANK

By:  /s/ W. Bryan Chapman

Name:  W. Bryan Chapman

Title:  Executive Vice President

Signature Page to Limited Waiver and Amendment No. 7 to Second Amended and Restated Credit Agreement

(Gastar Exploration Inc.)

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LENDER:

ING CAPITAL LLC

By:  /s/ Scott Lamoreaux

Name:  Scott Lamoreaux

Title:  Director

By:  /s/ Charles Hall

Name:  Charles Hall

Title:  Managing Director

Signature Page to Limited Waiver and Amendment No. 7 to Second Amended and Restated Credit Agreement

(Gastar Exploration Inc.)

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LENDER:

BARCLAYS BANK PLC

By:  /s/ May Huang

Name:  May Huang

Title:  Assistant Vice President

Signature Page to Limited Waiver and Amendment No. 7 to Second Amended and Restated Credit Agreement

(Gastar Exploration Inc.)

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